THE CATHOLIC FUNDS, INC.

Supplement dated May 5, 2000, to the prospectus dated January 31, 2000, for The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. The following information replaces the portfolio manager information contained in the "Management" section of the prospectus under the Heading "Disciplined Capital Appreciation Fund."

The Catholic Disciplined Capital Appreciation Fund is managed by a committee of investment professionals comprised of Vantage Investment Advisor personnel overseen by its office of the chief executive officer.

                 Please keep this supplement with your records.